EXHIBIT 10.10

FIRST 2010 AMENDMENT TO
LA-Z-BOY INCORPORATED
2004 LONG-TERM EQUITY AWARD PLAN

La-Z-Boy Incorporated (the “Company”) adopts this First 2010 Amendment to the La-Z-Boy Incorporated 2004 Long-Term Equity Award Plan (the “Plan”).

WITNESSETH:

WHEREAS the Company previously established the Plan for the benefit of certain of its eligible employees; and

WHEREAS pursuant to Article X, Section 10.2 of the Plan, the Company reserved the right to amend the Plan subject to the conditions provided therein; and

WHEREAS the Company believes it advisable and in the Company’s best interests to make certain changes to the Plan;

NOW, THEREFORE, the Plan is amended to add the following section 3.8:

3.8.  Cessation of Awards.  Notwithstanding anything herein to the contrary, no Awards pursuant to this Plan shall be granted on or after June 11, 2010; provided, however, that if, at the Company’s annual meeting of shareholders on August 18, 2010, the Company’s shareholders fail to approve the La-Z-Boy Incorporated 2010 Omnibus Incentive Plan, this Section 3.8 shall be null and void.

The above amendment shall be effective June 11, 2010.

           Except as specifically amended by this Amendment, the provisions of the Plan are reaffirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has signed this Amendment to evidence adoption of this Amendment on the _____ day of June, 2010.

LA-Z-BOY INCORPORATED

By           ________________________________

Its           _____________________________